UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2022

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Road, Suite 220 Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accountants.

On April 15, 2022, the Audit Committee of the Board of Directors (“Audit Committee”) of BurgerFi International, Inc. (the “Company”) commenced a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and distributed a Request for Proposal (“RFP”) to several qualified accounting firms, including BDO USA, LLP (“BDO”), the Company’s then current independent registered public accounting firm.

On May 6, 2022, BDO notified the Company (the “BDO Notification”) that the client-auditor relationship between the Company and BDO will cease upon the completion of BDO’s review of the unaudited condensed quarterly consolidated financial statements to be included in the Company’s Form 10-Q for the period ended March 31, 2022 and the procedures related to BDO’s consent for inclusion of its audit report within the Company’s Franchise Disclosure Documents to be filed with various states’ regulatory agencies on or about May 20, 2022. The Company deemed the BDO Notification to be a resignation of BDO as the Company’s independent registered public accounting firm effective as of the time periods noted in the BDO Notification.

The reports of BDO on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and through the date of BDO’s resignation, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal control over financial reporting previously reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The material weaknesses were:

2021. A material weakness related to the design and implementation of controls over the accounting for income taxes. Specifically, management did not maintain controls over the Company’s assessment of its ability to realize historical deferred tax assets on its acquired businesses in accordance with Section 382 of the Internal Revenue Code and the Company’s tax provision controls were not designed to detect certain errors and omissions in calculating the impact of certain transactions on the income tax provision during the period. This material weakness resulted in the identification of errors that were corrected in the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

2020. A number of material weaknesses in our internal control over financial reporting, as follows:

•

lack of controls over the financial closing and reporting process relating to a sufficient segregation of duties in the preparation of our financial statements and related notes, and, for period (the “Successor Period”) from December 16, 2020 until December 31, 2020, the valuation and recognition of stock-based compensation and warrant liabilities;

•	lack of resources to perform and review the application of accounting standards for revenue, leases, and variable interest entities (“VIEs”);

•	specifically with respect to VIEs, our internal control over financial reporting failed to detect errors related to consolidating variable interest entities for which we are the primary beneficiary;

•

lack of effective controls over the accounting for deferred rent and accounting for initial franchise fees and brand development revenue in connection with the adoption of our new revenue recognition standard; and

•	lack of controls during the Successor Period related to the valuation of contingent consideration issued in the business combination with BurgerFi International, LLC.

The material weaknesses were discussed with the Audit Committee. The Company has authorized BDO to respond fully to inquiries of KPMG LLP (“KPMG”), the Company’s successor accountant as described below, concerning the material weaknesses.

The Company has provided BDO with a copy of this Form 8-K and requested that BDO provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the above disclosures. A copy of BDO’s letter, dated May 12, 2022, is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accountants.

As a result of the RFP process described above, on May 10, 2022, the Audit Committee engaged KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, effective once BDO completes its procedures discussed above.

During the two most recent fiscal years and through the date of engagement, the Company has not consulted with KPMG regarding either:

(i) The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) Any matter that was either subject of “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a “reportable event,” as that term is explained in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

16.1	Letter from BDO, dated May 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2022

BURGERFI INTERNATIONAL, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Chief Legal Officer and Corporate Secretary

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